Exhibit 99.2

Q1’14 UPDATE MAY 2014 STRICTLY CONFIDENTIAL

DISCLAIMER

By attending the meeting where this presentation is made, or by reading the presentation slides, you agree to be bound by the following limitations:

This document has been prepared by Euronext Group N.V. (the “Company”) solely for the purposes of the Q1’14 update presentation to be held on May 2, 2014 ahead of the Company’s proposed initial public offering. This document is private and confidential and is not to be taken away, reproduced by any person, nor to be distributed or published, in whole or in part, by any medium or in any form for any purpose. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein. The Company is under no obligation to keep current this presentation and any opinion expressed is subject to change without notice. This presentation may include forward-looking statements, which are based on the Company’s current expectations and projections about future events. By their nature, forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors because they relate to events and depend on circumstances that will occur in the future whether or not outside the control of the Company. Such factors may cause actual results, performance or developments to differ materially from those expressed or implied by such forward-looking statements. Accordingly, no assurance is given that such forward-looking statements will prove to have been correct. They speak only as at the date at which they are made and the Company undertakes no obligation to update these forward-looking statements. Furthermore, the proposed IPO is subject to market conditions and regulatory approvals and there can be no assurance that the proposed IPO of the Company will be completed. This presentation may contain data pertaining to the Company’s potential markets and the industry and environment in which it operates. Some of these data comes from external sources or from Company’s estimates based on such sources. This presentation has been prepared solely by the Company. None of the Company, ABN AMRO Bank N.V., J.P. Morgan Securities plc, Société Générale, Goldman Sachs International, ING Bank N.V., Morgan Stanley & Co. International plc, Banco Bilbao Vizcaya Argentaria, S.A. and BMO Capital Markets Limited has independently verified the information contained herein and this presentation does not constitute any form of financial opinion or recommendation on the part of any of them or any of their affiliates. No representation or warranty, express or implied, is given by or on behalf of any such entities as to the accuracy or completeness of this presentation and no such entity shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this presentation, or its contents or otherwise arising in connection with it. ABN AMRO Bank N.V., J.P. Morgan Securities plc, Société Générale, Goldman Sachs International, ING Bank N.V., Morgan Stanley & Co. International plc, Banco Bilbao Vizcaya Argentaria, S.A. and BMO Capital Markets Limited are each acting only for the Company and IntercontinentalExchange Group, Inc., and will not be responsible to anyone other than the Company and IntercontinentalExchange Group, Inc. for providing the protections afforded to clients of such institutions or for providing advice, in relation to any potential investment into the Company. This presentation does not constitute or form part of, and should not be construed as, an offer to sell, or the solicitation of an offer to buy or acquire, securities of the Company, or an inducement to enter into investment activity. This presentation is not intended to form the basis of any investment decision. The provision of this presentation shall not be taken as any form of commitment on the part of the Company to proceed with any negotiations or any transaction. This presentation is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution would be contrary to law or regulation. In particular this presentation and the information contained herein does not constitute or form part of, and should not be construed as, an offer or sale of securities and may not be disseminated, directly or indirectly, in the United States, except to persons that are “qualified institutional buyers” as such term is defined in Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in compliance with Regulation S under the Securities Act. This presentation is not being distributed by, nor has it been approved for the purposes of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) by, a person authorised under the FSMA. This presentation is being distributed to and is directed only at (i) persons who are outside the United Kingdom or (ii) persons who are investment professionals within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) (iii) persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, and (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “Relevant Persons”). Any investment activity to which this communication relates will only be available to and will only be engaged with, Relevant Persons. Any person who is not a Relevant Person should not act or rely on this document or any of its contents. This presentation does not constitute an advertisement, marketing material, investment advice or recommendation, solicitation or inducement to sell, purchase or otherwise invest in or dispose of any securities of the Company. This document is being distributed to and is directed at only persons in member states of the European Economic Area (the “EEA”) who are “qualified investors” within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC, as amended) (“Qualified Investors”). Any person in the EEA who is not a Qualified Investor should not act or rely on this document or any of its contents. Each person is strongly advised to seek its own independent advice in relation to any investment, financial, legal, tax, accounting or regulatory issues. This presentation should not be construed as legal, regulatory, tax, accounting, investment or other advice. Analyses and opinions contained herein may be based on assumptions that, if altered, can change the analyses or opinions expressed. Nothing contained herein shall constitute any representation or warranty as to future performance of any security, credit, currency, rate or other market or economic measure. The Company’s past performance is not necessarily indicative of future results. No reliance may be placed for any purpose whatsoever on the information contained in this presentation or any other material discussed verbally, or on its completeness, accuracy or fairness. This presentation does not constitute a recommendation with respect to any securities.

#417362300

INTRODUCTION

  Completion of separation of Euronext from ICE has enabled the management to start delivering on its strategy

  Q1’14 performance has been strong with positive momentum

  Robust listing performance with over 18bn raised in Q1’14

  Strong trading activity with Euronext cash equity volumes up 22% Q1’14/Q1’13, ETFs +8%, Funds +11%,

Structured products +7%

  In Derivatives, continued high investor risk appetite and lower volatility combined with reduced leveraging dampened usage of our Index future and Index options with daily trades growing at a lower rate of +2% and +7% respectively Q1’14/Q1’13 . Individual equity options underperformed at -16%, but with stable market share. New product roll-out underway, with 86 single stock futures live

  Events in Ukraine drove strong performance in our commodities business, with volumes up 20% and 100 new individual traders from 15 clients signing up for our incentive scheme

  Market data and indices revenues +10% vs. Q1’13 due to price increases, index constituent weights and an increase in index licence revenues from new leveraged products

  Improving European corporate earnings and growth outlook. Favourable cyclical and structural tailwinds  Cost under control  Maintained confidence in medium to long term targets in terms of revenues, efficiencies and profitability

STRONG QUARTER FOR LISTING

Euronext capital raised through IPOs ( mm)  Comments

 Strong quarter both in terms of number of new listings and 2,138  in terms of capital raised

(Amsterdam)

7

(Amsterdam)

Q1’13  Q1’14

  (Paris)

Euronext number of IPOs

(Lisbon)

6

 Robust pipeline for the coming quarters

2

Q1’13  Q1’14

DYNAMIC CASH TRADING

Key business figures

Daily volumes on Euronext stocks[1] (€bn/day)



+39%
10
9
8
7
6
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Jun 13
Jul 13
Aug 13
Sep 13
Oct 13
Nov 13
Dec 13
Jan 14
Feb 14
Mar 14

Average daily trades Q/Q[2] ('000)



+15.7%
+16.1%
+8.4%
+8.0%
(7.2%)
Q1'13
Q1'14
1,377
1,593
1,325
1,538
14
15
33
35
6
5
Total Cash
Equities
ETF
Structured Products
Bonds

Average daily turnover Q/Q[3] (€mm)



+20.6%
+21.7%
+8.3%
+6.8%
(7.0%)
Q1'13
Q1'14
5,400
6,514
5,032
6,125
246
266
69
74
53
49
Total Cash
Equities
ETF
Structured Products
Bonds

Comments

- Strong increase in volumes Q/Q benefiting from market recovery
- Stable market share (65.6% in Q1'14 vs. 64.7% in Q1'13)
  - Global revenue per trade stable due to fee increases in February 2014 and change in the mix of volumes driving down the average fee per trade
- New initiative highlights:
  - New service for admission of active open-end funds to trading in Paris
  - Launch of NAV Trading Facility for ETFs, with ABN Amro Basic Funds N.V. the first firm launch products in Amsterdam
  - Blackrock iShares chooses Euronext Amsterdam to list the first ETF in continental Europe using an international security structure
  - APG to become intermediated participant on BondMatch

Revenue per trade[4]



0.42
0.43
Q1'13
Q1'14

[1] Including MTFs and excluding OTC; [2] Electronic order book, double counted; total cash including Alternext and Marché Libre; [3] Electronic order book, single counted; total cash including Alternext and Marché Libre; [4] Total cash trading revenues divided by total cash trades

EURONEXT

5

DERIVATIVES TRADING

Key business figures

Euronext – number of contracts traded (lots in mm)



40
37
34
34
38
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Euronext – notional value (€bn)



754
812
712
746
879
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Average daily trades Q/Q ('000)



(5.7%)
(15.6%)
+1.8%
+6.7%
+19.7%
651 614
345 291
195 199
69 74
42 50
Q1'13
Q1'14
Total derivatives
Equity options
Index futures
Index options
Commodities

Comments

- Derivatives daily trades down 6% Q/Q, due to lower volatility and market share loss in individual equity options. Index future trades +2% and Index options +7%
- Quarterly revenues impacted by the fee decrease in French equity options in June 2013 as well as a slight volume mix impact
- New initiative highlights:
  - Launched an enlarged suite of Single Stock Futures on a range of liquid Euronext listed stocks. More products launched in Q1 '14 than previous 2-years combined
  - Combined Rapeseed derivatives complex by the end of 2014, offering the industry both Rapeseed meal and Rapeseed oil futures and options in individual contracts
  - Successful take up of NMP scheme for commodities, with 100 traders across 15 clients from 8 cities signed up in first month
  - Derivative market data services split from LIFFE
  - Improved licence contracts for the issuance of index leverage products and ETFs

Revenue per trade[1]



0.35
0.33
Q1'13
Q1'14

[1] Total derivatives trading revenues divided by total derivatives number of contracts traded

EURONEXT

6

I Financials 7

SIMPLIFIED INCOME STATEMENT

Income statement (unaudited¹)  Comments

( mm)  Q1’13  Q1’14   Strong European IPO and trading activity with

Q1’14 equity volumes up 24% year on year for

Third party revenue  98  106

Euronext Related party revenue  22  7

Total revenues  120  114   Other businesses, apart from related party Salaries and employee benefits  (37)  (31)  revenue, remained largely stable Other expenses  (39)  (30)   Decrease in related party revenue largely Total expenses (excluding D&A)  (76)  (61)  related to the shift to transitional SLAs for IT EBITDA  44  52  support services provided to Liffe

Margin  37%  46%

 Termination expected as soon as Liffe has Depreciation and amortisation  (5)  (5)  completed its migration to the ICE

Total expenses  (81)  (66)  technology platform Operating profit (before exceptional items)  39  47

Exceptional expenses primarily related to Margin  33%  42%  restructuring costs in Paris and UK as well as Exceptional items  0  (12)  some IPO related expenses

Operating profit  39  35

 Increase in income tax expense mainly due to Net financing income / (expense)  1  (1)  the write off of a deferred tax asset of 15mm Result from equity investments and other  relating to the previous license of UTP in

0  0 income  France

Profit before income tax  40  34

 Normalized tax rate excluding discrete Income tax expense  (15)  (27) items is 31%

Tax rate  38%  78%

Profit for the quarter  25  8

¹ Audited financials for Q1’13 and Q1’14 to be provided in due course

ADJUSTED AND ESTIMATED REVENUES

Adjusted and estimated revenues (unaudited[1])

(€mm)	Q1'13	Q1'14
Listing	11	14
Trading revenue	50	56
o/w cash trading	36	44
o/w derivatives trading	14	13
Market data & indices	20	22
Post-trade	5	6
Market solutions & other	11	9
Related party revenue	22	7
Total revenue	**120**	**114**
Estimated derivatives clearing revenue	12	12
Related party revenue	(22)	(7)
Adjusted and estimated total revenue[2]	**110**	**119**

Comments

- Strong positive volumes growth experienced in listing and cash trading on the cusp of European recovery
- Other businesses, apart from related party revenue, remained largely stable
- Related party revenue correspond to SLAs
  - Termination expected as soon as LIFFE has completed its migration to the ICE technology platform
  - Real estate services expected to kick in in Q2

Evolution of related party revenue (unaudited[1])

(€mm)	Q1'13	Q1'14
IT op. and maintenance services – LIFFE	22	6
UTP R&D services	1	0
Other ancillary services	0	1
Total related party revenue	**22**	**7**

[1] Audited financials for Q1'13 and Q1'14 to be provided in due course; [2] A reconciliation of adjusted and estimated revenue to reported revenue for the Q1'14, as well as a description of the related adjustment and estimates used to derive the adjusted and estimated revenue figures from reported revenues are detailed on slide 18. The adjusted and estimated revenues are not audited. They should not be considered as an alternative to, or more meaningful than, and should be read in conjunction with, reported revenues and may not be indicative of future revenues. This includes the estimated derivatives clearing revenue. The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 of the analyst presentation of the Analyst Presentation been in effect from January 1, 2014, the Company would have generated €7mm in additional expenses. The estimated derivatives clearing revenues and expenses are not audited

EURONEXT

9

OPERATING EXPENSES

Operating expenses[1]

(€mm)	FY13	Q1'13	Q1'14
Salaries and employee benefits	(133)	(37)	(31)
System and communications	(26)	(6)	(6)
Professional services	(59)	(15)	(13)
Accommodation	(18)	(4)	(5)
PSA retrocession	(14)	(5)	0
Other expenses	(32)	(9)	(7)
Total operational expenses (excl. D&A)	**(282)**	**(76)**	**(61)**
Depreciation and amortisation	(20)	(5)	(5)
Total operational expenses	**(302)**	**(81)**	**(66)**

Comments

- Q1'13 inflated by exceptional items
- Q1'14 not fully representative of the run rate for the other quarters of the year
- Strong confidence regarding achievement of €60mm efficiencies
  - SLA related cost will fall off when SLAs end
  - Cost discipline and efficiencies potential over 3 years
- Decrease in salaries and employee benefits to €31mm from €37mm
  - Salaries in Q1'14 not representative of the run rate looking forward
  - Decrease in headcount
  - Ongoing hiring expected
  - LTIP not accounted for in Q1'14
- Non-recurring expenses associated with CBH to impact 2014 from Q2'14
- Expenses to be paid under the Derivatives Clearing Agreement are estimated to amount to €7mm[2] and are not included in the figures in the table in Q1'13 or Q1'14

[1] 2013 financials are audited. Q1'13 and Q1'14 financials are unaudited. Audited financials for Q1'13 and Q1'14 to be provided in due course

[2] The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 of the analyst presentation of the Analyst Presentation been in effect from January 1, 2014, the Company would have generated €12mm in additional revenues. The estimated derivatives clearing revenues and expenses are not audited

[3] Before tax. The expected operating efficiencies and cost savings were prepared on the basis of a number of assumptions, projections and estimates, many of which depend on factors that are beyond the Company's control. These assumptions, projections and estimates are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those projected. The Company cannot provide any assurance that these assumptions are correct and that these projections and estimates will reflect the Company's actual results of operations

EURONEXT

10

PROFITABILITY

Summary of reported income statement (unaudited1)  Operational margins (unaudited Revenue evolution and profitability (unaudited 1)  1)

( mm)  FY13 Q1’13 Q1’14

Adjusted and estimated revenue ( mm)

Third party revenue  387  98  106

Reported EBITDA margin Related party revenue  95  22  7 433

Total revenue  482  120  114

Total op. expenses (excl. D&A)  (282)  (76)  (61)

119

EBITDA  200  44  52  110

Reported margin  42%  37%  46%

Depreciation & amortization  (20)  (5)  (5)

46%

Operating profit  42%

180  39  47 (before exceptional items)

Margin  37%  33%  42%  37%

Other items  (41)  1  (13)

Profit before income tax  139  40  34

Income tax expense  (52)  (15)  (27)

Tax rate  37%  38%  78%

Profit for the period  88  25  8  FY13  Q1’13  Q1’14

1 Audited financials for Q1’13 and Q1’14 to be provided in due course. Estimated derivatives clearing revenues and expenses are not audited

BALANCE SHEET

Balance sheet summary  Comments

( mm)  FY13  Q1’14   All short-term related party loans and borrowings with the

Non-current assets  Parent linked to historical NYSE Euronext Group have been Property, plant and equipment  28  29  cash-settled Goodwill and other intangibles  324  321   Euronext is targeting the following key financial items for Financial investments  48  48  the newly created Euronext Group N.V. entity Other non-current assets  24  10 Gross debt: 250mm

Current assets

 Operating cash and cash equivalents: 150mm Cash and cash equivalents  81  62 Related party loans  269  0   Financial investments of 48mm currently not

Other current assets  124  125  including Euroclear direct investment of 63mm (post balance sheet event)

Total assets  898  594

 Low leverage ratio compared to other European exchanges

Non-current liabilities

Low capital intensity business model Related party borrowings  40  0

 No capital requirement from clearing partnership Other non-current liabilities  18  19 Current liabilities   No risk taking or credit exposure Related party borrowings  407  0   No exposure to credit risk or counterparty risk Trade and other payables  144  134 Other current liabilities  55  89

Total liabilities  664  242

Total parent’s net investment  234  352

Solid balance sheet with conservative leverage

Note: Audited financials for 2013 and Q1’14 to be provided in due course

CASH FLOW STATEMENT

Cash flow statement (unaudited1)

( mm)  Q1’13  Q1’14 Net cash provided by / (used in) operating activities  29  28 Net cash provided by / (used in) investing activities  (2)  (3) o/w capital expenditures  (1)  (5)

Net cash provided by / (used in) financing activities  16  (45)

Non cash exchange gains / (losses) on cash and cash equivalents  (0)  0

Net increase / (decrease) in cash and cash equivalents  43  (19)

Cash and cash equivalents beginning of period  14  81

Cash and cash equivalents end of period  56  62

 Net cash provided by operating activities principally affected by Adjustment to profit before income tax for impairment losses Income tax paid Adjustment to profit before income tax for changes in working capital Net cash provided by investing activities principally affected by Cash outflows for purchase of property, plant and equipment Net purchase of short-term investments and purchase of intangible assets Net cash used in financing activities reflects Cash-settlement of all the short-term related party loans and borrowings

1 Audited financials for Q1’13 and Q1’14 to be provided in due course

MEDIUM TO LONG TERM OBJECTIVES

Targeted medium to long term adjusted and estimated revenue CAGR of c.5%2 Operating optimisation and efficiencies of c. 60mm1 by the end of the next 3 years Improving margins, with medium to long term EBITDA margin target of approximately 45%2 Targeted medium to long term dividend payout ratio of approximately 50% of net income2

1 Before tax. The expected operating efficiencies and cost savings were prepared on the basis of a number of assumptions, projections and estimates, many of which depend on factors that are beyond the Company’s control. These assumptions, projections and estimates are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those projected. The Company cannot provide any assurance that these assumptions are correct and that these projections and estimates will reflect the Company’s actual results of operations

2 These financial objectives are internal objectives of the Company to measure its operational performance and should not be read as indicating that the Company is targeting such metrics for any particular fiscal year. The Company’s ability to achieve these financial objectives is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control, and upon assumptions with respect to future business decisions that are subject to change. As a result, the Company’s actual results may vary from these financial objectives, and those variations may be material

II Concluding remarks 15

KEY TAKEAWAYS Strong Q1 performance Confidence in positive momentum with structural and cyclical tailwinds Cost discipline and synergy plan on track Confidence in medium to long term targets 16

EURONEXT: AN ATTRACTIVE INVESTMENT PROPOSITION

Leading pan-European equities and derivatives platform with unique single order book model creating

1 unrivalled depth and liquidity

2 Established and diversified sources of revenues

3 State-of-the-art multi-product, multi-currency and low latency technology platform

4 European economy on the cusp of recovery with favourable sector dynamics and increasing market activity

Independence allows new strategy to be executed, increasing potential for product innovation, asset class

5 diversification, operating optimisation and efficiencies

6 Low capital intensity, resilient free cash flow generation and strong dividend potential

7 Experienced management team with a deep bench of talent

III Appendix 18

ADJUSTED AND ESTIMATED REVENUES RECONCILIATION

Q1f14 adjusted and estimated revenues (unaudited, mm)

12

7  114  119 9 6 22 100  (7) 13 44 50 14

0

Listing  Cash  Derivatives Market data Post-trade Market Related party Total  Estimated Related party Adjusted trading  trading  & indices (Interbolsa) solutions revenue  revenue derivatives revenue  and & other  clearing  estimated revenue  total revenue

Adjustment and estimation

The Q1’14 adjusted and estimated revenue figures presented in this document were computed by making the adjustment to the reported revenues for the first quarter 2014, and adding the estimated revenues, described below.

The adjusted and estimated revenues are not audited. They should not be considered as an alternative to, or more meaningful than, and should be read in conjunction with, reported revenues. The estimates are intended to provide information about how the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 of the Analyst Presentation might have affected the Company’s revenues had it become effective at an earlier time. The estimates do not necessarily reflect the Company’s revenues that would actually have resulted had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 of the Analyst Presentation become effective as of January 1, 2014, nor should they be taken as necessarily indicative of the Company’s future revenues.

Adjustment

 Related party revenue: As a consequence of the expected termination of the transitional SLAs for IT support services provided to Liffe by the Company (once Liffe will have completed its migration to the ICE technology platform), the Company is anticipating that 7mm of revenues will not be recurring

Estimation

 Estimated derivatives clearing revenue: The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 of the Analyst Presentation been in effect from January 1, 2014, the Company would have generated 12mm in additional revenues and 7mm in additional expenses. The estimated derivatives clearing revenues and expenses are not audited. These estimations have been calculated on the basis of historical volumes and terms agreed with LCH.Clearnet SA